                                                                   EXHIBIT 10.14


                      SECOND AMENDMENT TO CREDIT AGREEMENT

       This Second Amendment (the "Second Amendment") dated as of March 21, 2001 amends that certain $120,000,000 Multi-Currency Revolving Credit Agreement dated as of January 9, 1998 among American Management Systems, Incorporated (as a Borrower and the Guarantor), various other Borrowers, the Lenders named therein and Bank of America, N.A., formerly NationsBank, N.A., as Administrative Agent, and Wachovia Bank, N.A., as Documentation Agent, as amended by a certain First Amendment to Credit Agreement dated as of March 16, 1998 (the "Agreement").

       WHEREAS, the Borrowers and the Guarantor have requested that the Lenders and the Agents amend certain provisions of the Agreement, and the Lenders and the Agents are willing to amend the Agreement as herein provided;

       NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein, the Borrowers, the Guarantor, the Lenders and the Agents hereby agree as follows:

       1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Agreement.

       2.     APPLICABLE RATE.  The definition of "Applicable Rate" in Section
1.1 of the Agreement shall be amended by substituting the following for the existing language:

                     "APPLICABLE RATE" means, for any day, with
              respect to any Eurocurrency Rate Revolving Credit Loan or Swingline Loan, or with respect to the Facility Fees payable hereunder, or with respect to the Letter of Credit Fees payable hereunder, as the case may be, the applicable rate per annum, expressed as a percentage, equal to the


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              number of basis points set forth below under the caption
              "Eurocurrency Rate Margin/Swingline Margin," "Facility Fee," or "LC Fee," as the case may be, based upon the ratio of EBILTDA to Interest and Lease Charges of AMS and its consolidated Subsidiaries:

---------------------------------------------------------------------------
                    Eurocurrency Rate
                    Margin/Swingline
                         Margin           Facility Fee           LC Fee
EBILTDA: Interest     (basis points      (basis points     (basis points
and Lease Charges      per annum)         per annum)         per annum)
---------------------------------------------------------------------------
Less than or              77.5                35                77.5
equal to 3.0
---------------------------------------------------------------------------
Greater than 3.0
but less than or
equal to 3.5               70                 30                 70
---------------------------------------------------------------------------
Greater than 3.5          62.5                25                62.5
---------------------------------------------------------------------------

                     For purposes of the foregoing, the Applicable
              Rate for any date shall be determined by reference to the ratio of EBILTDA to Interest and Lease Charges as of the last day of the fiscal quarter of AMS most recently ended as of such determination date (such calculations of EBILTDA and Interest and Lease Charges to be for the four fiscal quarters ending on such date), and any change in the Applicable Rate shall become effective five Business Days after the delivery to each Lender of the certificate with respect to the Financial Statements to be delivered pursuant to Section 5.1(a) for the fiscal quarter or fiscal year most recently ended, as the case may be, and shall apply to Loans and Letters of Credit outstanding on such delivery date or made on and after such delivery date. Notwithstanding the foregoing and except as provided in the following sentence, at any time during which AMS has failed to deliver to the Administrative Agent the certificate referred to above with respect to a fiscal quarter or fiscal year following the date that delivery of Financial Statements relating to such fiscal quarter or fiscal year are required to be delivered under Section 5.1(a), the ratio of EBILTDA to Interest and Lease Charges shall be deemed, solely for the purposes of calculating the Applicable Rate, to be less than 3.0 until such time as AMS shall have delivered such certificate and Financial Statements to the Administrative Agent. Notwithstanding the foregoing, from the date hereof to the date on which the certificate required by Section 5.1(a) with respect to the Financial Statements for the fiscal quarter ending March 31, 2001 is actually delivered, the ratio of EBILTDA to Interest and Lease Charges shall be deemed, solely for purposes of calculating the Applicable Rate, to be less than or equal to 3.0.



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       3.     DENOMINATION DATE. The definition of Denomination Date in Section
1.1 of the Agreement shall be amended by substituting the following for the existing language:

              "DENOMINATION DATE" means, (i) with respect to the borrowing, continuation or conversion of a Loan denominated in U.S. Dollars, the date such Loan is made, converted or continued; (ii) with respect to the borrowing, conversion or continuation of a Eurocurrency Rate Revolving Credit Loan or a Swingline Loan denominated in an Approved Currency other than U.S. Dollars, the date that is two Business Days before the date such Loan is made, converted, or continued as a Eurocurrency Rate Revolving Credit Loan; (iii) with respect to the issuance of a Letter of Credit, the date such Letter of Credit is issued; and (iv) with respect to a borrowing of a Competitive Bid Loan, the date such Loan is accepted by Borrower.

       4. EBILTDA. The definition of "EBILTDA" in Section 1.1 of the Agreement shall be amended by adding the following sentence to the definition:

              For purposes of Section 5.2 hereof only, for each of the fiscal quarters ending March 31, 2001 and June 30, 2001, EBILTDA shall be calculated by adding back to the figure otherwise calculated in accordance with GAAP the amount of $35,200,000 recorded as a charge to earnings for the quarter ended September 30, 2000 in connection with a settlement and related expenses of legal proceedings against AMS brought by the State of Mississippi in an action styled State of Mississippi v. American Management Systems, Inc., No. 251-99-382-CIV (Circuit Court of Hinds County, Mississippi (filed April 22, 1999).

       5. USAGE PREMIUM. The definition of "Usage Premium" in Section 1.1 of the Agreement shall be deleted.

       6. INTEREST BASIS; INTEREST PAYMENT DATES. Section 2.10 of the Agreement is hereby amended by substituting the following subsection (a) for the existing subsection:

              (a) Each Borrower agrees to pay interest in respect of the unpaid principal amount of each Revolving Credit Loan, Swingline Loan and Competitive Bid Loan from the date of the relevant Loan until such Loan is paid in full and at maturity (whether by acceleration or otherwise) and thereafter on demand at the following rates per annum:

                     (i) For each day that such Loan is a Base Rate Loan, the Base Rate applicable to such Loan for such day.



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                     (ii) For each day that such Loan is a Swingline Loan, a
                     rate per annum equal to the sum of the rate quoted by Bank of America for such Loan for such day and accepted by AMS, plus the Applicable Rate.

                     (iii) During such period that such Loan is a Eurocurrency Rate Revolving Credit Loan, the Eurocurrency Rate applicable to such Loan for the related Interest Period plus the Applicable Rate.

                     (iv) During such period that such Loan is a Competitive Bid Loan, at a rate per annum accepted by Borrower in its notice to the Administrative Agent delivered pursuant to
                     Section 2.6(a)(iii)(B) or Section 2.7(a)(iii)(B).

       7. FEES. Section 2.13 of the Agreement is hereby amended by substituting the following subsection (b) for the existing subsection:

              (b) Each Borrower for the account of which a Letter of Credit is issued hereunder shall pay to the Administrative Agent (i) for the account of each Lender, a fee (the "Letter of Credit Fee") in U.S. Dollars on the date of issuance of a Letter of Credit in an amount equal to the Applicable Rate per annum times the stated amount of such Letter of Credit and (ii) for the account of the Administrative Agent, a fronting fee (the "Fronting Fee") in U.S. Dollars on the date of issuance of a Letter of Credit in an amount equal to .125% per annum times the stated amount of such Letter of Credit; provided that the Administrative Agent shall rebate to such Borrower the ratable portion of such fees attributable to the period between the date such Letter of Credit is cancelled by mutual agreement of Bank of America and such Borrower (other than by reason of payment in full of such Letter of Credit) and the expiration date of such Letter of Credit. For purposes of this Section 2.13(b), the stated amount of a Letter of Credit denominated in an Alternative Currency shall be the Equivalent U.S. Dollar Amount thereof as of the Denomination Date. Upon receipt of notice from the Administrative Agent, each Lender shall pay to the Administrative Agent its Commitment Percentage of any amount subject to rebate hereunder.

       8. BANK OF AMERICA. Each and every reference in the Agreement to "NationsBank" shall be deemed a reference to "Bank of America."

       9. ACKNOWLEDGEMENT OF GUARANTOR. The Guarantor affirms its obligations under the Guaranty and consents to this Second Amendment.

       10. REPRESENTATIONS AND WARRANTIES. Each Borrower represents and warrants to the Agents and each Lender as follows:

              10.1 EXISTENCE. Each of the Borrower and its Subsidiaries is a corporation or partnership duly organized, validly existing and in good standing under the Laws of the nation in which it is organized and any political subdivision thereof, and is duly qualified to do business and in good standing in each other nation and any political subdivision thereof where the nature



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or extent of its business activities requires such qualification, except where the failure to be so qualified and in good standing could not reasonably be expected to have a Materially Adverse Effect.

              10.2 POWER AND AUTHORITY. Each of the Borrower and its Subsidiaries has all requisite power and authority to own or lease its properties, conduct its business as now conducted and to execute and deliver the Second Amendment and to perform the Agreement as amended hereby.

              10.3 AUTHORIZATION AND ENFORCEABILITY. The execution, delivery and performance of the Second Amendment have been duly authorized by all necessary corporate or partnership action of each of the Borrower and its Subsidiaries and require no consent of any Person which has not been obtained, and the Second Amendment constitutes and the Agreement as amended hereby constitutes valid and binding obligations of each of the Borrower and its Subsidiaries party thereto, enforceable in accordance with their respective terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

              10.4 NO VIOLATION. The execution, delivery and performance of the Second Amendment does not and will not violate any Borrower's or any of its Subsidiaries' charter, bylaws, partnership agreement or other organizational documents, any Laws applicable to such Borrower or any of its Subsidiaries or any agreement to which such Borrower or any of its Subsidiaries is a party or by which such Borrower or any of its Subsidiaries is bound, except for violations of Laws or agreements which could not reasonably be expected to have a Materially Adverse Effect.

              10.5 NO DEFAULT. As of the date of this Second Amendment, no Default Condition or Event of Default has occurred and is continuing under the Agreement which has not been waived.

              11. COST AND EXPENSES. AMS shall pay all reasonable out-of-pocket costs, fees and expenses of the Agents incident to this Second Amendment, including the reasonable fees, out-of-pocket expenses and other disbursement of Troutman Sanders Mays & Valentine LLP, counsel for the Agents, in connection with this Second Amendment, and an arrangement fee as agreed between the Administrative Agent and the Guarantor.

       12. REAFFIRMATION. Except as otherwise expressly amended by this Second Amendment, the Agreement is and shall continue to be in full force and effect in accordance with its terms. The parties hereto further agree that each reference in any Loan Document to the "Agreement" or the "Loan Agreement" shall be deemed to refer to the Agreement as amended by this Second Amendment and as it may be amended from time to time hereafter.

       13.    MISCELLANEOUS.

              13.1 GOVERNING LAW. This Second Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.



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              13.2   NO NOVATION. The transactions described herein do not
constitute, and should not be construed to be, a novation of any indebtedness outstanding under the Agreement.

              13.3 WAIVER. Any waiver of a provision of a Loan Document accomplished by this Second Amendment shall be effective only in the specific instance for which it is granted, shall not constitute a waiver of any other provision of a Loan Document and shall not constitute an undertaking or agreement to waive any provision of a Loan Document in the future.

              13.4 SUCCESSORS AND ASSIGNS. This Second Amendment shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns.

              13.5 INVALIDITY. If any provision of this Second Amendment shall be held invalid by any court of competent jurisdiction, such holding shall not invalidate any other provision hereof.

              13.6 COUNTERPARTS. This Second Amendment may be executed in several counterparts, each of which shall be an original and all of which together shall constitute but one and the same instrument.

              13.7 EFFECTIVE DATE. This Second Amendment shall become effective upon its execution by AMS and all of the Lenders. Until a Borrower executes this Second Amendment, such Borrower shall not have the right to borrow under the Agreement and the Lenders shall have no obligation to lend to such Borrower under the Agreement. On the date this Second Amendment is executed by a Borrower, such Borrower shall have the right to borrow, and the Lenders shall be obligated to lend to such Borrower, under the Agreement, as amended, and such Borrower shall be deemed to have made the representations and warranties contained herein as of the date of such execution. Upon execution of this Second Amendment, AMS Poland Sp. Z.O.O. shall be a Borrower.

              IN WITNESS WHEREOF, each Borrower, the Guarantor, the Administrative Agent, the Documentation Agent and each Lender have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first about written.

                               AMERICAN MANAGEMENT
                                SYSTEMS, INCORPORATED,
                                as Borrower and Guarantor

                               BY:  /s/ FRANK A. NICOLAI
                                    --------------------------------------------
                               TITLE: Frank A. Nicolai, Director
                                     -------------------------------------------
                               DATE: March 23, 2001
                                     -------------------------------------------



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

                               AMS MANAGEMENT SYSTEMS
                                DEUTSCHLAND GMBH,
                                as Borrower

                               BY: /s/ FRANK A. NICOLAI
                                  ----------------------------------------------
                               TITLE: Frank A. Nicolai, Director
                                     -------------------------------------------
                               DATE: March 23, 2001
                                     -------------------------------------------


                               AMS MANAGEMENT SYSTEMS
                                EUROPE S.A./N.V.,
                                as Borrower

                               BY: /s/ FRANK A. NICOLAI
                                  ----------------------------------------------
                               TITLE: Frank A. Nicolai, Director
                                     -------------------------------------------
                               DATE: March 23, 2001
                                     -------------------------------------------



                               AMS MANAGEMENT SYSTEMS U.K. LTD.,
                                as Borrower

                               BY: /s/ FRANK A. NICOLAI
                                  ----------------------------------------------
                               TITLE: Frank A. Nicolai, Director
                                     -------------------------------------------
                               DATE: March 23, 2001
                                     -------------------------------------------



                               AMS MANAGEMENT SYSTEMS CANADA
                                INC.,
                                as Borrower

                               BY: /s/ FRANK A. NICOLAI
                                  ----------------------------------------------
                               TITLE: Frank A. Nicolai, Director
                                     -------------------------------------------
                               DATE: March 23, 2001
                                     -------------------------------------------


                               AMSY MANAGEMENT SYSTEMS
                                NETHERLANDS, B.V.,
                                as Borrower

                               BY: /s/ FRANK A. NICOLAI
                                  ----------------------------------------------
                               TITLE: Frank A. Nicolai, Director
                                     -------------------------------------------
                               DATE: March 23, 2001
                                     -------------------------------------------




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                               NORDIC BUSINESS MANAGEMENT
                                SYSTEMS AB,
                                as Borrower

                               BY: /s/ FRANK A. NICOLAI
                                  ----------------------------------------------
                               TITLE: Frank A. Nicolai, Director
                                     -------------------------------------------
                               DATE: March 23, 2001
                                     -------------------------------------------


                               AMS MANAGEMENT SYSTEMS
                                AUSTRALIA PTY. LIMITED,
                                as Borrower


                               BY: /s/ FRANK A. NICOLAI
                                  ----------------------------------------------
                               TITLE: Frank A. Nicolai, Director
                                     -------------------------------------------
                               DATE: March 23, 2001
                                     -------------------------------------------


                               AMS MANAGEMENT SYSTEMS
                                (SWITZERLAND) AG,
                                as Borrower

                               BY: /s/ FRANK A. NICOLAI
                                  ----------------------------------------------
                               TITLE: Frank A. Nicolai, Director
                                     -------------------------------------------
                               DATE: March 23, 2001
                                     -------------------------------------------



                               AMS MANAGEMENT SYSTEMS ITALIA
                                S.P.A.,
                                as Borrower


                               BY: /s/ FRANK A. NICOLAI
                                  ----------------------------------------------
                               TITLE: Frank A. Nicolai, Director
                                     -------------------------------------------
                               DATE: March 23, 2001
                                     -------------------------------------------



                               AMS MANAGEMENT SYSTEMS
                               FRANCE S.A.,
                                as Borrower


                               BY: /s/ FRANK A. NICOLAI
                                  ----------------------------------------------
                               TITLE: Frank A. Nicolai, Director
                                     -------------------------------------------
                               DATE: March 23, 2001
                                     -------------------------------------------



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                               AMS MANAGEMENT SYSTEMS
                               POLAND SP. Z O.O.,
                                as Borrower

                               BY:
                                  ----------------------------------------------
                               TITLE:
                                     -------------------------------------------
                               DATE:
                                     -------------------------------------------


                               AMERICAN MANAGEMENT SYSTEMS
                               PORTUGAL-CONSULTORIA E
                               DESENVOLVIMENTO DE SOFTWARE,
                               SOCIEDADE UNIPESSOAL IDA, as Borrower

                               BY: /s/ FRANK A. NICOLAI
                                  ----------------------------------------------
                               TITLE: Frank A. Nicolai, Director
                                     -------------------------------------------
                               DATE: March 23, 2001
                                     -------------------------------------------



                               AMS MANAGEMENT SYSTEMS
                                ESPANA, S.A.,
                                as Borrower

                               BY: /s/ FRANK A. NICOLAI
                                  ----------------------------------------------
                               TITLE: Frank A. Nicolai, Director
                                     -------------------------------------------
                               DATE: March 23, 2001
                                     -------------------------------------------




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COMMONWEALTH OF VIRGINIA

CITY/COUNTY OF __________________

       The foregoing instrument was acknowledged before me in my jurisdiction aforesaid this _____ day of ___________, ________ by _________________, who is
________________ of AMS Management Systems Espana, S.A., for and on behalf of the corporation.

                                     ---------------------------------------
                                                   Notary Public

My commission expires: ______________________________


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                            BANK OF AMERICA, N.A.,
                            as Administrative Agent and Lender

                            BY: /s/ ROBERT MAURIELLO
                                ------------------------------------------------
                            TITLE: Vice President
                                   ---------------------------------------------
                            DATE: March 21, 2001
                                  ----------------------------------------------


                            WACHOVIA BANK, N.A.,
                            as Documentation Agent and Lender

                            BY: /s/ JENNIFER L. NORRIS
                                ------------------------------------------------
                            TITLE: Assistant Vice President
                                   ---------------------------------------------
                            DATE: March 21, 2001
                                  ----------------------------------------------


                            BANK OF TOKYO - MITSUBISHI
                            TRUST COMPANY, as Lender

                            BY:  /s/ JEFFERY STANTON
                                 -----------------------------------------------
                            TITLE: Vice President
                                   ---------------------------------------------
                            DATE: March 22, 2001
                                  ----------------------------------------------


                            COMERICA BANK, as Lender

                            BY: /s/ ASHLEY S. YASHIN
                                ------------------------------------------------
                            TITLE: Account Officer
                                   ---------------------------------------------
                            DATE: March 21, 2001
                                  ----------------------------------------------


                            KBC BANK N.V.

                            BY:    /s/ Robert Snauffer   /s/ Patrick A. Janssens
                                ------------------------------------------------
                            TITLE: First Vice President   Vice President
                                   ---------------------------------------------
                            DATE:
                                   ---------------------------------------------



837556


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